UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:  January 31, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.


AllianceBernstein Small Cap
Growth Portfolio


Semi-Annual Report
January 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernsteinR at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


March 14, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") for the semi-annual reporting period ended January 31, 2006.

Investment Objective and Policies

This open-end fund seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Portfolio emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended January 31, 2006.

The Portfolio outperformed its benchmark for the six-month period ended January 31, 2006. Outperformance was driven by favorable stock selection across most major economic sectors of the Portfolio, with the strongest contributions coming from financials, consumer/commercial services and energy. Technology was the only sector of the Portfolio that underperformed to any measurable degree during the reporting period. Sector allocations neither helped nor hurt relative returns, as the benefit from an overweighted position in the strong-performing energy sector was offset by an overweighted position in the consumer/commercial services sector and an underweighted position in industrials.

Over the 12-month period ended January 31, 2006, the Portfolio fared well versus the broader markets, as measured by the Standard & Poor's (S&P) 500 Stock Index, but failed to keep pace with its benchmark over the same time frame. Stock selection overall was negative, as disappointing picks in technology and health care more than offset the outperformance generated across other major sectors. Partially offsetting the drag from stock selection was a positive contribution from sector allocations derived largely from an overweighted position in the energy sector, which was by far the strongest performing sector over the 12-month period.

Market Review and Investment Strategy

Bolstered by a healthy economic backdrop and continued strong earnings growth, small-cap growth stocks generated robust gains during both the six-and 12-month periods ended January 31, 2006, handily beating the broader markets, as represented by the S&P 500 Stock Index, over both time frames. Energy stocks led the move higher for both periods under review, with gains of 34% and 75%, respectively, as strong underlying commodity trends fueled continued investor interest. At the other end of the spectrum was the consumer/commercial services sector. This sector lagged the Russell 2000 Growth Index during both periods as investors grew increasingly concerned that higher energy prices would negatively impact consumer spending.

Sector allocations changed only modestly during the six-month reporting period. The Portfolio's consumer/ commercial services active exposure in-


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 1


creased by slightly less than 300 basis points, funded by small reductions in industrials and energy. Changes over the 12-month period were somewhat more dramatic, as the Portfolio's consumer/commercial services exposure once again increased by just under 300 basis points and health care jumped by 500 basis points. The significant change in health care largely reflected the addition of several new health care services names. Funding these purchases were reductions in the Portfolio's exposure to the industrial, financial and energy sectors. All sector shifts are the outcome of the Small Cap Growth Investment Team's (the "Team's") bottom-up stock selection process. As of January 31, 2006, the Portfolio's largest overweights were consumer/commercial services and energy, while industrials and financials were notably underweight.

Consistent with the Team's investment philosophy, Portfolio holdings, in the aggregate, incorporate faster expected earnings growth and significantly stronger earnings revision trends than the universe of small-cap growth stocks overall. Despite these favorable attributes, the Portfolio currently trades at a discount to its expected growth rate, and at only a modest premium to the benchmark.


2 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2000 Growth Index nor the unmanaged S&P 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                     ---------------------------
PERIODS ENDED JANUARY 31, 2006                     6 Months          12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Small Cap Growth Portfolio
    Class A                                           12.75%            18.77%
-------------------------------------------------------------------------------
    Class B                                           12.30%            17.82%
-------------------------------------------------------------------------------
    Class C                                           12.32%            17.88%
-------------------------------------------------------------------------------
    Advisor Class                                     12.89%            19.06%
-------------------------------------------------------------------------------
    Class R**                                         12.74%            17.57%*
-------------------------------------------------------------------------------
    Class K**                                         12.89%            17.88%*
-------------------------------------------------------------------------------
    Class I**                                         13.18%            18.27%*
-------------------------------------------------------------------------------
  Russell 2000 Growth Index                           10.71%            19.59%
-------------------------------------------------------------------------------
  S&P 500 Stock Index                                  4.67%            10.37%
-------------------------------------------------------------------------------
*   Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2006
-------------------------------------------------------------------------------
                                                     NAV Returns    SEC Returns
Class A Shares
1 Year                                                   18.77%       13.75%
5 Years                                                   2.72%        1.84%
10 Years                                                  5.49%        5.03%

Class B Shares
1 Year                                                   17.82%       13.82%
5 Years                                                   1.91%        1.91%
10 Years(a)                                               4.83%        4.83%

Class C Shares
1 Year                                                   17.88%       16.88%
5 Years                                                   1.94%        1.94%
10 Years                                                  4.68%        4.68%

Advisor Class Shares+
1 Year                                                   19.06%       19.06%
5 Years                                                   3.02%        3.02%
Since Inception*                                          3.76%        3.76%

Class R Shares+
Since Inception*                                         17.57%       17.57%

Class K Shares+
Since Inception*                                         17.88%       17.88%

Class I Shares+
Since Inception*                                         18.27%       18.27%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+     These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
-------------------------------------------------------------------------------
                                                                  SEC Returns
Class A Shares
1 Year                                                                 0.25%
5 Years                                                               -0.08%
10 Years                                                               4.42%

Class B Shares
1 Year                                                                -0.16%
5 Years                                                               -0.02%
10 Years(a)                                                            4.23%

Class C Shares
1 Year                                                                 2.89%
5 Years                                                                0.01%
10 Years                                                               4.08%

Advisor Class Shares
1 Year                                                                 4.96%
5 Years                                                                1.06%
Since Inception*                                                       2.74%

Class R Shares+
Since Inception*                                                       6.99%

Class K Shares+
Since Inception*                                                       7.26%

Class I Shares+
Since Inception*                                                       7.56%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                   Ending
                  Account Value              Account Value              Expenses Paid
                  August 1, 2005           January 31, 2006             During Period*
             ----------------------   ---------------------------   ---------------------
              Actual   Hypothetical      Actual    Hypothetical**    Actual   Hypothetical
             ---------  -----------   -----------  -------------    --------  ------------
Class A        $1,000     $1,000       $1,127.47     $1,015.78       $10.03        $9.50
------------------------------------------------------------------------------------------
Class B        $1,000     $1,000       $1,123.01     $1,011.85       $14.18       $13.44
------------------------------------------------------------------------------------------
Class C        $1,000     $1,000       $1,123.20     $1,012.00       $14.02       $13.29
------------------------------------------------------------------------------------------
Advisor
  Class        $1,000     $1,000       $1,128.94     $1,017.14        $8.59        $8.13
------------------------------------------------------------------------------------------
Class R        $1,000     $1,000       $1,127.41     $1,015.78       $10.03        $9.50
------------------------------------------------------------------------------------------
Class K        $1,000     $1,000       $1,128.94     $1,017.29        $8.42        $7.98
------------------------------------------------------------------------------------------
Class I        $1,000     $1,000       $1,131.76     $1,019.51        $6.07        $5.75
------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.87%, 2.65%, 2.62%, 1.60%, 1.87%, 1.57% and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 7


PORTFOLIO SUMMARY
January 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $413.0


SECTOR BREAKDOWN*
O  25.7%  Consumer Services
O  24.5%  Technology
O  17.8%  Health Care
O  10.8%  Energy
O   6.0%  Finance
O   5.8%  Capital Goods                               [PIE CHART OMITTED]
O   3.0%  Basic Industry
O   2.2%  Transportation
O   1.2%  Multi-Industry Companies
O   0.8%  Consumer Staples
O   0.3%  Industrials

O   1.9%  Short-Term


TEN LARGEST HOLDINGS
January 31, 2006 (unaudited)

                                                                  Percent of
Company                                      U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
Digitas, Inc.                                  $7,840,099                1.9%
-------------------------------------------------------------------------------
Hexcel Corp.                                    7,527,809                1.8
-------------------------------------------------------------------------------
Psychiatric Solutions, Inc.                     7,435,946                1.8
-------------------------------------------------------------------------------
Electronics for Imaging, Inc.                   7,426,790                1.8
-------------------------------------------------------------------------------
Integrated Device Technology, Inc.              7,367,256                1.8
-------------------------------------------------------------------------------
Resources Connection, Inc.                      7,224,383                1.7
-------------------------------------------------------------------------------
Carter's, Inc.                                  7,009,089                1.7
-------------------------------------------------------------------------------
Euronet Worldwide, Inc.                         6,928,046                1.7
-------------------------------------------------------------------------------
VistaPrint Ltd.                                 6,550,841                1.6
-------------------------------------------------------------------------------
PDL BioPharma, Inc.                             6,471,300                1.6
-------------------------------------------------------------------------------
                                              $71,781,559               17.4%


* All data are as of January 31, 2006. The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

    Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


8 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


PORTFOLIO OF INVESTMENTS
January 31, 2006 (unaudited)

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.8%

Consumer Services-25.9%
Advertising-1.9%
Digitas, Inc.(a)                                598,938       $7,840,099
                                                            ------------
Apparel-1.7%
Carter's, Inc.(a)                               103,090        7,009,089
                                                            ------------
Broadcasting & Cable-1.0%
Entravision Communications Corp. Cl.A(a)*       600,000        4,260,000
                                                            ------------
Entertainment & Leisure-3.3%
Audible, Inc.(a)*                               253,700        2,780,552
Sunterra Corp.(a)*                              334,700        4,802,945
THQ, Inc.(a)*                                   225,250        5,912,813
                                                            ------------
                                                              13,496,310
                                                            ------------
Printing & Publishing-1.6%
VistaPrint Ltd.(a)                              216,700        6,550,841
                                                            ------------
Restaurants & Lodging-1.4%
Chipotle Mexican Grill, Inc. Cl.A(a)             12,100          574,992
Orient-Express Hotels Ltd. Cl.A                 160,900        5,193,852
                                                            ------------
                                                               5,768,844
                                                            ------------
Retail-General Merchandise-1.9%
Coldwater Creek, Inc.(a)                        151,650        3,093,660
MarineMax, Inc.(a)                              156,700        4,931,349
                                                            ------------
                                                               8,025,009
                                                            ------------
Miscellaneous-13.1%
Administaff, Inc.*                              143,300        6,167,632
Bright Horizons Family Solutions, Inc.(a)*      137,020        5,354,741
Huron Consulting Group, Inc.(a)                 172,900        4,870,593
Insight Enterprises, Inc.(a)*                   257,400        5,382,234
Laureate Education, Inc.(a)*                    112,708        5,872,087
Life Time Fitness, Inc.(a)                      151,800        5,857,962
MSC Industrial Direct Co., Inc. Cl.A             90,900        4,084,137
Nutri/System, Inc.(a)*                           90,000        4,401,000
Resources Connection, Inc.(a)*                  265,700        7,224,383
Strayer Education, Inc.*                         53,500        4,737,960
                                                            ------------
                                                              53,952,729
                                                            ------------
                                                             106,902,921
                                                            ------------
Technology-24.7%
Computer Hardware/Storage-1.1%
Avocent Corp.(a)                                131,300        4,368,351
                                                            ------------


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 9

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-4.3%
Anteon International Corp.(a)                    97,580       $5,381,537
Euronet Worldwide, Inc.(a)*                     214,690        6,928,046
Global Cash Access, Inc.(a)                     230,300        3,560,438
VASCO Data Security International, Inc.(a)*     169,300        1,852,142
                                                            ------------
                                                              17,722,163
                                                            ------------
Networking Software-0.5%
Atheros Communications(a)                       110,100        2,163,465
                                                            ------------
Semiconductor Components-8.9%
Advanced Analogic Technologies, Inc.(a)          76,800        1,144,320
Entegris, Inc.(a)                               366,800        3,851,400
Integrated Device Technology, Inc.(a)           530,400        7,367,256
Micrel, Inc.(a)                                 100,560        1,233,871
Microsemi Corp.(a)*                             208,200        6,337,608
ON Semiconductor Corp.(a)                       548,100        4,116,231
Semtech Corp.(a)                                244,500        4,713,960
SiRF Technology Holdings, Inc.(a)*              143,300        4,827,777
Vimicro International Corp. (ADR)(a)            264,600        3,027,024
                                                            ------------
                                                              36,619,447
                                                            ------------
Software-7.7%
Dealertrack Holdings, Inc.(a)                   199,910        3,988,205
Electronics for Imaging, Inc.(a)*               268,600        7,426,790
FileNET Corp.(a)                                172,400        4,837,544
Informatica Corp.(a)                            427,500        6,292,800
Quest Software, Inc.(a)*                        383,800        6,079,392
VeriFone Holdings, Inc.(a)                      131,600        3,358,432
                                                            ------------
                                                              31,983,163
                                                            ------------
Miscellaneous-2.2%
Exar Corp.(a)                                   198,400        2,672,448
MICROS Systems, Inc.(a)                          79,060        3,648,619
Wind River Systems, Inc.(a)                     201,300        2,693,394
                                                            ------------
                                                               9,014,461
                                                            ------------
                                                             101,871,050
                                                            ------------
Health Care-17.9%
Biotechnology-5.8%
Abgenix, Inc.(a)*                                73,600        1,624,352
Coley Pharmaceutical Group, Inc.(a)*             51,600          789,996
Cubist Pharmaceuticals, Inc.(a)                  85,200        1,843,728
CV Therapeutics, Inc.(a)*                        40,600          999,166
Momenta Pharmaceutical, Inc.(a)*                 41,300          842,520
Nektar Therapeutics(a)*                          55,700        1,102,860
NeoPharm, Inc.(a)*                              203,600        2,388,228
PDL BioPharma, Inc.(a)*                         222,000        6,471,300
Renovis, Inc.(a)*                                80,800        1,645,896
Senomyx, Inc.(a)                                189,900        3,085,875
Telik, Inc.(a)*                                 115,800        2,222,202
ZymoGenetics, Inc.(a)                            50,000        1,115,500
                                                            ------------
                                                              24,131,623
                                                            ------------


10 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Products-6.6%
Abaxis, Inc.(a)                                 243,930       $4,859,086
Animas Corp.(a)*                                148,450        3,625,149
ArthroCare Corp.(a)*                             93,600        4,192,344
IRIS International, Inc.(a)*                    221,414        5,061,524
Meridian Bioscience, Inc.                       111,000        2,768,340
OraSure Technologies, Inc.(a)*                  282,500        3,082,075
Ventana Medical Systems, Inc.(a)*                91,400        3,687,076
                                                            ------------
                                                              27,275,594
                                                            ------------
Medical Services-5.5%
Psychiatric Solutions, Inc.(a)*                 225,400        7,435,946
Stericycle, Inc.(a)                              75,630        4,520,405
United Surgical Partners International,
  Inc.(a)*                                      113,750        4,408,950
WellCare Health Plans, Inc.(a)                  153,731        6,215,344
                                                            ------------
                                                              22,580,645
                                                            ------------
                                                              73,987,862
                                                            ------------
Energy-10.8%
Oil Service-10.1%
Bill Barrett Corp.(a)                           101,900        3,912,960
CARBO Ceramics, Inc.                             19,900        1,340,663
Core Laboratories N.V.(a)                        98,730        4,401,383
Dril-Quip, Inc.(a)                               69,700        4,389,009
FMC Technologies, Inc.(a)                        86,640        4,489,685
Helmerich & Payne, Inc.                          47,800        3,745,608
Hydril Co.(a)                                    52,500        4,323,375
Range Resources Corp.*                          140,500        4,196,735
Superior Well Services, Inc.(a)                  81,400        2,280,014
Tesco Corp.(a)                                   63,300        1,310,310
W-H Energy Services, Inc.(a)                     89,400        4,316,232
Whiting Peteroleum Corp.(a)*                     63,800        2,953,940
                                                            ------------
                                                              41,659,914
                                                            ------------
Miscellaneous-0.7%
Brigham Exploration Co.(a)                      248,900        3,068,937
                                                            ------------
                                                              44,728,851
                                                            ------------
Finance-6.0%
Banking - Regional-0.7%
Capitol Bancorp Ltd.                             19,800          879,120
Community Bancorp(a)                             67,100        2,092,849
                                                            ------------
                                                               2,971,969
                                                            ------------
Brokerage & Money Management-3.3%
Affiliated Managers Group, Inc.(a)*              47,000        4,361,600
Greenhill & Co., Inc.*                           96,600        5,523,588
optionsXpress Holdings, Inc.*                   131,700        3,845,640
                                                            ------------
                                                              13,730,828
                                                            ------------
Insurance-0.7%
Primus Guaranty, Ltd.(a)*                       236,940        3,068,373
                                                            ------------


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-1.3%
Morningstar, Inc.(a)*                           134,400       $5,178,432
                                                            ------------
                                                              24,949,602
                                                            ------------
Capital Goods-5.9%
Electrical Equipment-1.7%
Engineered Support Systems, Inc.                 57,550        2,475,801
Essex Corp.(a)*                                 226,300        4,627,835
                                                            ------------
                                                               7,103,636
                                                            ------------
Machinery-2.2%
Actuant Corp. Cl.A                               90,900        5,204,025
Oshkosh Truck Corp.                              75,800        3,737,698
                                                            ------------
                                                               8,941,723
                                                            ------------
Miscellaneous-2.0%
IDEX Corp.                                       94,700        4,356,200
Simpson Manufacturing Co., Inc.                  96,600        3,737,454
                                                            ------------
                                                               8,093,654
                                                            ------------
                                                              24,139,013
                                                            ------------
Basic Industry-3.0%
Chemicals-1.8%
Hexcel Corp.(a)                                 360,700        7,527,809
NuCo2, Inc.(a)                                    2,600           81,432
                                                            ------------
                                                               7,609,241
                                                            ------------
Steel-1.2%
Allegheny Technologies, Inc.                     93,040        4,824,124
                                                            ------------
                                                              12,433,365
                                                            ------------
Transportation-2.3%
Air Freight-1.2%
UTI Worldwide, Inc.*                             46,300        4,848,999
                                                            ------------
Shipping-1.1%
Kirby Corp.(a)*                                  78,900        4,428,657
                                                            ------------
                                                               9,277,656
                                                            ------------
Multi-Industry Companies-1.2%
Chemed Corp.                                     96,600        5,135,256
                                                            ------------
Consumer Staples-0.8%
Food-0.8%
The Hain Celestial Group, Inc.(a)               136,600        3,184,146
                                                            ------------
Industrials-0.3%
Miscellaneous-0.3%
Astec Industries, Inc.(a)                        35,300        1,357,285
                                                            ------------
Total Common Stocks
  (cost $295,078,837)                                        407,967,007
                                                            ------------


12 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.0%
Time Deposit-2.0%
State Street Euro Dollar
  3.60%, 2/01/06
  (cost $8,037,000)                          $    8,037       $8,037,000
                                                            ------------
Total Investments Before Security
  Lending Collateral-100.8%
  (cost $303,115,837)                                        416,004,007
                                                            ------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-23.3%
Short-Term Investment
UBS Private Money Market Fund, LLC, 4.35%
  (cost $96,356,568)                         96,356,568       96,356,568
                                                            ------------
Total Investments-124.1%
  (cost $399,472,405)                                        512,360,575
Other assets less liabilities-(24.1%)                        (99,367,963)
                                                            ------------
Net Assets-100%                                             $412,992,612
                                                            ------------


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Non-income producing security.

    Glossary:
    ADR - American Depositary Receipt

    See notes to financial statements.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 13


STATEMENT OF ASSETS & LIABILITIES
January 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $399,472,405--
  including investment of cash collateral for securities
  loaned of $96,356,568)                                        $512,360,575(a)
Cash                                                                     870
Receivable for investment securities sold                          5,301,965
Receivable for capital stock sold                                  3,206,460
Dividends and interest receivable                                     19,502
Other assets                                                           4,210
                                                                ------------
Total assets                                                     520,893,582
                                                                ------------
Liabilities
Payable for collateral on securities loaned                       96,356,568
Payable for investment securities purchased                        5,447,358
Payable for capital stock redeemed                                 3,977,884
Advisory fee payable                                                 777,364
Transfer Agent fee payable                                           168,745
Distribution fee payable                                             166,415
Administrative fee payable                                             5,422
Accrued expenses                                                   1,001,214
                                                                ------------
Total liabilities                                                107,900,970
                                                                ------------
Net Assets                                                      $412,992,612
                                                                ------------
Composition of Net Assets
Capital stock, at par                                                $32,619
Additional paid-in capital                                       548,880,146
Accumulated net investment loss                                   (3,760,793)
Accumulated net realized loss on investment transactions        (245,047,530)
Net unrealized appreciation of investments                       112,888,170
                                                                ------------
                                                                $412,992,612
                                                                ------------

Calculation of Maximum Offering Price Per Share

                                                      Net Asset Value and:
                                                    -----------------------
                                    Shares          Offering     Redemption
Class            Net Assets      Outstanding         Price         Price
-------------------------------------------------------------------------------
A              $231,702,357       8,616,503         $28.08*       $26.89
-------------------------------------------------------------------------------
B              $104,337,618       4,627,274         $22.55            --
-------------------------------------------------------------------------------
C              $ 32,862,973       1,453,492         $22.61            --
-------------------------------------------------------------------------------
Advisor        $ 20,894,982         755,175         $27.67        $27.67
-------------------------------------------------------------------------------
R              $     11,873          441.40         $26.90        $26.90
-------------------------------------------------------------------------------
K              $     20,319          753.32         $26.97        $26.97
-------------------------------------------------------------------------------
I              $ 23,162,490         855,997         $27.06        $27.06
-------------------------------------------------------------------------------


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $93,356,346 (see Note E).

     See notes to financial statements.


14 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2006 (unaudited)


Investment Income
Dividends                                           $462,987
Interest                                             107,423
Securities lending income                             39,633          $610,043
                                                   ---------
Expenses
Advisory fee                                       1,472,470
Distribution fee--Class A                            284,739
Distribution fee--Class B                            543,217
Distribution fee--Class C                            157,421
Distribution fee--Class R                                 27
Distribution fee--Class K                                 14
Transfer agency--Class A                             522,361
Transfer agency--Class B                             299,145
Transfer agency--Class C                              80,893
Transfer agency--Advisor Class                        44,158
Transfer agency--Class R                                  14
Transfer agency--Class K                                  11
Transfer agency--Class I                               2,888
Printing                                             663,009
Custodian                                            106,931
Registration                                          63,798
Legal                                                 51,871
Administrative                                        40,711
Audit                                                 27,669
Directors' fees                                       12,146
Miscellaneous                                         13,408
                                                   ---------
Total expenses                                     4,386,901
Less: expense offset arrangement
  (see Note B)                                       (16,065)
                                                   ---------
Net expenses                                                         4,370,836
                                                                   -----------
Net investment loss                                                 (3,760,793)
                                                                   -----------
Realized and Unrealized Gain
on Investment Transactions
Net realized gain on investment
  transactions                                                      32,300,967
Net change in unrealized
  appreciation/depreciation
  of investments                                                    18,155,429
                                                                   -----------
Net gain on investment
  transactions                                                      50,456,396
                                                                   -----------
Net Increase in Net Assets
  from Operations                                                  $46,695,603
                                                                   -----------


See notes to financial statements.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 15


STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months Ended   Year Ended
                                                January 31, 2006    July 31,
                                                   (unaudited)        2005
                                                  ------------    ------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                                $(3,760,793)    $(6,540,793)
Net realized gain on investment
  transactions                                      32,300,967      38,954,593
Net change in unrealized
  appreciation/depreciation
  of investments                                    18,155,429      40,011,829
                                                  ------------    ------------
Net increase in net assets from
  operations                                        46,695,603      72,425,629
Capital Stock Transactions
Net decrease                                       (31,162,468)    (56,234,554)
                                                  ------------    ------------
Total increase                                      15,533,135      16,191,075
Net Assets
Beginning of period                                397,459,477     381,268,402
                                                  ------------    ------------
End of period, (including accumulated
  net investment loss of ($3,760,793)
  and $0, respectively)                           $412,992,612    $397,459,477
                                                  ------------    ------------


See notes to financial statements.


16 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
January 31, 2006 (unaudited)


NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the "Company"), is a Maryland corporation. The Company currently has two series, AllianceBernstein Small Cap Growth Portfolio (the "Fund") and AllianceBernstein Small/Mid-Cap Growth Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein Small/Mid-Cap Growth Portfolio is currently unfunded. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 17


on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") (see Note K) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income


18 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 19


these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the value of the net assets of the Fund at the close of business of the previous quarter. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The fee is accrued daily and paid quarterly.

Pursuant to the advisory agreement, the Fund paid $40,711 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2006.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund (see Note K). AGIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation amounted to $461,581 for the six months ended January 31, 2006.

For the six months ended January 31, 2006, the Fund's expenses were reduced by $16,065 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares (see Note K). The Distributor has advised the Fund that it has retained front-end sales charge of $3,408 from the sale of Class A shares and received $3,623, $25,714 and $1,746 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2006 amounted to $478,841, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


20 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $21,218,248, $2,283,874, $0 and $0, for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2006 were as follows:

                                                    Purchases        Sales
                                                  ------------    ------------
Investment securities (excluding
  U.S. government securities)                     $158,210,111    $194,471,802
  U.S. government securities                                -0-             -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                     $117,422,708
Gross unrealized depreciation                                       (4,534,538)
                                                                  ------------
Net unrealized appreciation                                       $112,888,170
                                                                  ------------

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 21


transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of January 31, 2006, the Fund had loaned securities with a value of $93,356,346 and received cash collateral which was invested in a money market fund valued at $96,356,568 as included in the accompanying portfolio of investments. For the six months ended January 31, 2006, the Fund earned fee income of $39,633 which is included in the accompanying statement of operations.

NOTE F

Capital Stock

There are 21,000,000,000 shares of $.002 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                           Amount
                 --------------------------------  --------------------------------
                 Six Months Ended                  Six Months Ended
                 January 31, 2006      Year Ended  January 31, 2006      Year Ended
                      (unaudited)   July 31, 2005       (unaudited)   July 31, 2005
-----------------------------------------------------------------------------------
Class A
Shares sold               516,954       1,458,713       $12,492,382     $32,158,097
-----------------------------------------------------------------------------------
Shares converted
  from Class B            655,115         899,115        15,834,506      19,086,070
-----------------------------------------------------------------------------------
Shares redeemed        (1,271,123)     (3,080,332)      (30,759,614)    (67,049,776)
-----------------------------------------------------------------------------------
Net decrease              (99,054)       (722,504)      $(2,432,726)   $(15,805,609)
-----------------------------------------------------------------------------------
Class B
Shares sold               131,401         365,519        $2,689,303      $6,663,015
-----------------------------------------------------------------------------------
Shares converted
  to Class A             (779,766)     (1,028,852)      (15,834,506)    (19,086,070)
-----------------------------------------------------------------------------------
Shares redeemed          (767,868)     (2,385,751)      (15,484,733)    (43,401,377)
-----------------------------------------------------------------------------------
Net decrease           (1,416,233)     (3,049,084)     $(28,629,936)   $(55,824,432)
-----------------------------------------------------------------------------------
Class C
Shares sold                63,370         139,497        $1,279,360      $2,566,054
-----------------------------------------------------------------------------------
Shares redeemed          (244,007)       (619,244)       (4,937,920)    (11,281,762)
-----------------------------------------------------------------------------------
Net decrease             (180,637)       (479,747)      $(3,658,560)    $(8,715,708)
-----------------------------------------------------------------------------------


22 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


                               Shares                           Amount
                 --------------------------------  --------------------------------
                 Six Months Ended                  Six Months Ended
                 January 31, 2006      Year Ended  January 31, 2006      Year Ended
                      (unaudited)   July 31, 2005       (unaudited)   July 31, 2005
-----------------------------------------------------------------------------------
Advisor Class
Shares sold               246,058         330,683        $6,084,163      $7,615,812
-----------------------------------------------------------------------------------
Shares redeemed          (116,882)        (97,018)       (3,042,736)     (2,157,377)
-----------------------------------------------------------------------------------
Net increase              129,176         233,665        $3,041,427      $5,458,435
-----------------------------------------------------------------------------------

                                    March 1, 2005(a)                  March 1, 2005(a)
                                  to July 31,2005                   to July 31,2005
-----------------------------------------------------------------------------------
Class R
Shares sold                    -0-            441               $-0-        $10,100
-----------------------------------------------------------------------------------
Net increase                   -0-            441               $-0-        $10,100
-----------------------------------------------------------------------------------
Class K
Shares sold                   312             441            $8,092         $10,100
-----------------------------------------------------------------------------------
Net increase                  312             441            $8,092         $10,100
-----------------------------------------------------------------------------------
Class I
Shares sold               106,575         877,279        $2,605,914     $19,583,740
-----------------------------------------------------------------------------------
Shares redeemed           (86,104)        (41,753)       (2,096,679)       (951,180)
-----------------------------------------------------------------------------------
Net increase               20,471         835,526          $509,235     $18,632,560
-----------------------------------------------------------------------------------

(a) Commencement of distribution.


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 23


in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2006.

NOTE I
Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2006 will be determined at the end of the current fiscal year. As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(273,222,093)(a)
Unrealized appreciation/(depreciation)                           90,606,337(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $(182,615,756)
                                                              -------------

(a) On July 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $273,222,093 of which $9,531,038 expires in the year 2009, $117,231,356 expires in the year 2010 and $146,459,699 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carry forward of $38,173,912.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market


24 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compen-


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 25


satory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Advisor either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


26 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 27


dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Subsequent Event

Effective February 24, 2006, the names of Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Alliance Global Investor Services, Inc. were changed to AllianceBernstein L.P.,
AllianceBernstein Investments, Inc. and AllianceBernstein Investor Services, Inc., respectively.


28 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class A
                              -----------------------------------------------------------------------------------------------
                               Six Months
                                    Ended                                October 1,
                              January 31,         Year Ended July 31,       2002 to             Year Ended September 30,
                                     2006        --------------------      July 31,        --------------------------------
                              (unaudited)          2005          2004       2003(a)          2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period              $23.85        $19.70        $17.30        $13.34        $16.25       $30.76       $23.84
                              ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)               (.21)         (.30)(c)      (.33)(c)(d)   (.24)         (.30)        (.35)        (.38)
Net realized and unrealized
  gain (loss) on investment
  transactions                       3.25          4.45          2.73          4.20         (2.61)      (11.46)        7.30
                              ---------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations                         3.04          4.15          2.40          3.96         (2.91)      (11.81)        6.92
                              ---------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                         -0-           -0-           -0-           -0-           -0-        (.72)          -0-
Distributions in excess
  of net realized gain
  on investment
  transactions                         -0-           -0-           -0-           -0-           -0-       (1.98)          -0-
                              ---------------------------------------------------------------------------------------------
Total distributions                    -0-           -0-           -0-           -0-           -0-       (2.70)          -0-
                              ---------------------------------------------------------------------------------------------
Net asset value,
  end of period                    $26.89        $23.85        $19.70        $17.30        $13.34       $16.25       $30.76
                              ---------------------------------------------------------------------------------------------
Total Return
Total investment
  return based on
  net asset value(e)                12.75%        21.07%        13.87%        29.69%       (17.91)%     (41.42)%      29.03%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                $231,702      $207,873      $185,906      $184,378      $156,340     $232,456     $458,008
Ratio to average net assets of:
  Expenses,
    net of waivers/
    reimbursements                   1.82%(f)(g)   1.60%         1.85%         2.32%(f)      1.92%        1.79%        1.68%(h)
  Expenses,
    before waivers/
    reimbursements                   1.82%(f)(g)   1.63%         2.01%         2.32%(f)      1.92%        1.79%        1.68%(h)
  Net investment loss               (1.51)%(f)(g) (1.37)%(c)    (1.67)%(c)(d) (1.95)%(f)    (1.71)%      (1.58)%      (1.39)%
Portfolio turnover rate                41%           82%           94%           94%           98%         109%         160%


See footnote summary on page 35.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class B
                              -----------------------------------------------------------------------------------------------
                               Six Months
                                    Ended                                October 1,
                              January 31,         Year Ended July 31,       2002 to             Year Ended September 30,
                                     2006        --------------------      July 31,        --------------------------------
                              (unaudited)          2005          2004       2003(a)          2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period              $20.08        $16.72        $14.80        $11.49        $14.11       $27.30       $21.32
                              ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)               (.25)         (.39)(c)      (.42)(c)(d)   (.28)         (.39)        (.45)        (.52)
Net realized and unrealized
  gain (loss) on investment
  transactions                       2.72          3.75          2.34          3.59         (2.23)      (10.04)        6.50
                              ---------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations                         2.47          3.36          1.92          3.31         (2.62)      (10.49)        5.98
                              ---------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                         -0-           -0-           -0-           -0-           -0-        (.72)          -0-
Distributions in excess
  of net realized gain
  on investment
  transactions                         -0-           -0-           -0-           -0-           -0-       (1.98)          -0-
                              ---------------------------------------------------------------------------------------------
Total distributions                    -0-           -0-           -0-           -0-           -0-       (2.70)          -0-
                              ---------------------------------------------------------------------------------------------
Net asset value,
  end of period                    $22.55        $20.08        $16.72        $14.80        $11.49       $14.11       $27.30
                              ---------------------------------------------------------------------------------------------
Total Return
Total investment
  return based on
  net asset value(e)                12.30%        20.10%        12.97%        28.81%       (18.57)%     (41.88)%      28.05%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                 $104,338      $121,348      $152,031      $168,554      $159,791     $257,161     $546,302
Ratio to average net assets of:
  Expenses,
    net of waivers/
    reimbursements                   2.60%(f)(g)   2.40%         2.65%         3.14%(f)      2.72%        2.57%        2.44%(h)
  Expenses,
    before waivers/
    reimbursements                   2.60%(f)(g)   2.43%         2.81%         3.14%(f)      2.72%        2.57%        2.44%(h)
  Net investment loss               (2.28)%(f)(g) (2.17)%(c)    (2.47)%(c)(d) (2.78)%(f)    (2.50)%      (2.36)%      (2.16)%
Portfolio turnover rate                41%           82%           94%           94%           98%         109%         160%


See footnote summary on page 35.


30 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                          Class C
                              -----------------------------------------------------------------------------------------------
                               Six Months
                                    Ended                                October 1,
                              January 31,         Year Ended July 31,       2002 to             Year Ended September 30,
                                     2006        --------------------      July 31,        --------------------------------
                              (unaudited)          2005          2004       2003(a)          2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period              $20.13        $16.75        $14.82        $11.50        $14.13       $27.32       $21.34
                              ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)               (.25)         (.39)(c)      (.42)(c)(d)   (.28)         (.39)        (.45)        (.52)
Net realized and unrealized
  gain (loss) on investment
  transactions                       2.73          3.77          2.35          3.60         (2.24)      (10.04)        6.50
                              ---------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations                    2.48          3.38          1.93          3.32         (2.63)      (10.49)        5.98
                              ---------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                         -0-           -0-           -0-           -0-           -0-        (.72)          -0-
Distributions in excess
  of net realized gain
  on investment
  transactions                         -0-           -0-           -0-           -0-           -0-       (1.98)          -0-
                              ---------------------------------------------------------------------------------------------
Total distributions                    -0-           -0-           -0-           -0-           -0-       (2.70)          -0-
                              ---------------------------------------------------------------------------------------------
Net asset value, end
  of period                        $22.61        $20.13        $16.75        $14.82        $11.50       $14.13       $27.32
                              ---------------------------------------------------------------------------------------------
Total Return
Total investment
  return based on
  net asset value(e)                12.32%        20.18%        13.02%        28.87%       (18.61)%     (41.85)%      28.02%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                 $32,863       $32,895       $35,410       $39,434       $37,256      $60,925     $137,242
Ratio to average net assets of:
  Expenses,
    net of waivers/
    reimbursements                   2.57%(f)(g)   2.36%         2.61%         3.10%(f)      2.71%       2.56%        2.43%((h)
  Expenses,
    before waivers/
    reimbursements                   2.57%(f)(g)   2.39%         2.77%         3.10%(f)      2.71%       2.56%        2.43%((h)
  Net investment loss               (2.25)%(f)(g) (2.12)%(c)    (2.43)%(c)(d) (2.73)%(f)    (2.49)%     (2.35)%      (2.12)%
Portfolio turnover rate                41%           82%           94%           94%           98%        109%         160%


See footnote summary on page 35.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Advisor Class
                              -----------------------------------------------------------------------------------------------
                               Six Months
                                    Ended                                October 1,
                              January 31,         Year Ended July 31,       2002 to             Year Ended September 30,
                                     2006        --------------------      July 31,        --------------------------------
                              (unaudited)          2005          2004       2003(a)          2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period              $24.51        $20.19        $17.68        $13.60        $16.52       $31.07       $24.01
                              ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)               (.18)         (.25)(c)      (.29)(c)(d)   (.21)         (.28)        (.29)        (.30)
Net realized and unrealized
  gain (loss) on investment
  transactions                       3.34          4.57          2.80          4.29         (2.64)      (11.56)        7.36
                              ---------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations                    3.16          4.32          2.51          4.08         (2.92)      (11.85)        7.06
                              ---------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                         -0-           -0-           -0-           -0-           -0-        (.72)          -0-
Distributions in excess
  of net realized gain
  on investment
  transactions                         -0-           -0-           -0-           -0-           -0-       (1.98)          -0-
                              ---------------------------------------------------------------------------------------------
Total distributions                    -0-           -0-           -0-           -0-           -0-       (2.70)          -0-
                              ---------------------------------------------------------------------------------------------
Net asset value,
  end of period                    $27.67        $24.51        $20.19        $17.68        $13.60       $16.52       $31.07
                              ---------------------------------------------------------------------------------------------
Total Return
Total investment
  return based on
  net asset value(e)                12.89%        21.40%        14.20%        30.00%       (17.68)%     (41.11)%      29.40%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                 $20,895       $15,342        $7,921        $9,016        $8,916      $68,730     $135,414
Ratio to average net assets of:
  Expenses,
    net of waivers/
    reimbursements                   1.55%(f)(g)   1.34%         1.59%         2.05%(f)      1.60%        1.52%        1.39%(h)
  Expenses,
    before waivers/
    reimbursements                   1.55%(f)(g)   1.37%         1.74%         2.05%(f)      1.60%        1.52%        1.39%(h)
  Net investment loss               (1.25)%(f)(g) (1.11)%(c)    (1.41)%(c)(d) (1.69)%(f)    (1.41)%      (1.31)%      (1.08)%
Portfolio turnover rate                41%           82%           94%           98%           98%         109%         160%


See footnote summary on page 35.


32 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                             Class R
                                                   ----------------------------
                                                    Six Months
                                                         Ended        March 1,
                                                   January 31,      2005(i) to
                                                          2006        July 31,
                                                   (unaudited)            2005
                                                   -----------     -----------
Net asset value, beginning of period                    $23.86          $22.88
                                                   ----------------------------
Income From Investment Operations
Net investment loss(b)                                    (.21)           (.12)
Net realized and unrealized gain on
  investment transactions                                 3.25            1.10
                                                   ----------------------------
Net increase in net asset value from operations           3.04             .98
                                                   ----------------------------
Net asset value, end of period                          $26.90          $23.86
                                                   ----------------------------
Total Return
Total investment return based on net asset value(e)      12.74%           4.28%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $12             $11
Ratio to average net assets of:
  Expenses(f)                                             1.82%(g)        1.56%
  Net investment loss(f)                                 (1.51)%(g)      (1.37)%
Portfolio turnover rate                                     41%             82%


See footnote summary on page 35.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Class K
                                                   ----------------------------
                                                    Six Months
                                                         Ended        March 1,
                                                   January 31,      2005(i) to
                                                          2006        July 31,
                                                   (unaudited)            2005
                                                   -----------     -----------
Net asset value, beginning of period                    $23.89          $22.88
                                                   ----------------------------
Income From Investment Operations
Net investment loss(b)                                    (.16)           (.10)
Net realized and unrealized gain on investment
  transactions                                            3.24            1.11
                                                   ----------------------------
Net increase in net asset value from operations           3.08            1.01
                                                   ----------------------------
Net asset value, end of period                          $26.97          $23.89
                                                   ----------------------------
Total Return
Total investment return based on net asset value(e)      12.89%           4.41%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $20             $11
Ratio to average net assets of:
  Expenses(f)                                             1.52%(g)        1.29%
  Net investment loss(f)                                 (1.21)%(g)      (1.09)%
Portfolio turnover rate                                     41%             82%


See footnote summary on page 35.


34 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                             Class I
                                                   ----------------------------
                                                    Six Months
                                                         Ended        March 1,
                                                   January 31,      2005(i) to
                                                          2006        July 31,
                                                   (unaudited)            2005
                                                   -----------     -----------
Net asset value, beginning of period                    $23.91          $22.88
                                                   ----------------------------
Income From Investment Operations
Net investment loss(b)                                    (.12)           (.06)
Net realized and unrealized gain on investment
  transactions                                            3.27            1.09
                                                   ----------------------------
Net increase in net asset value from operations           3.15            1.03
                                                   ----------------------------
Net asset value, end of period                          $27.06          $23.91
                                                   ----------------------------
Total Return
Total investment return based on net asset value(e)      13.18%           4.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $23,163         $19,981
Ratio to average net assets of:
  Expenses(f)                                             1.08%(g)        1.36%
  Net investment loss(f)                                  (.77)%(g)      (1.16)%
Portfolio turnover rate                                     41%             82%


(a)  The Fund changed its fiscal year end from September to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(h) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                           Year Ended
                          September 30,
                              2000
                         ---------------
     Class A                  1.67%
     Class B                  2.42%
     Class C                  2.42%
     Advisor Class            1.38%

(i)  Commencement of distributions.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 35


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Small Cap Growth Portfolio (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, an insufficient number of required outstanding shares voted in favor of the proposal and, therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows: (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement)

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                                      Withheld
                                                     Voted For       Authority
                                          ------------------------------------
Ruth Block                                           9,282,890         318,955
David H. Dievler                                     9,288,726         313,120
John H. Dobkin                                       9,283,451         318,394
Michael J. Downey                                    9,292,182         309,663
William H. Foulk, Jr.                                9,282,820         319,026
D. James Guzy                                        9,189,204         412,641
Marc O. Mayer                                        9,280,470         321,376
Marshall C. Turner, Jr.                              9,290,249         311,597

                                                         Voted                          Broker
                                     Voted For         Against       Abstained       Non-Votes
----------------------------------------------------------------------------------------------
2.   The amendment and               7,738,966         313,314         432,668               0
restatement of the Fund's
charter, which repealed
in its entirety all currently
existing charter provisions
and substituted in lieu
thereof new provisions
set forth in the Form of
Articles of Amendment and
Restatement attached to the
Fund's Proxy Statement as
Appendix D.


36 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                                         Voted                          Broker
                                     Voted For         Against       Abstained       Non-Votes
----------------------------------------------------------------------------------------------
3.A. Diversification                 6,626,693         363,815         181,020       2,190,810

3.B. Issuing Senior                  6,573,513         417,342         180,672       2,190,810
Securities and
Borrowing Money

3.C. Underwriting Securities         6,629,484         364,393         177,650       2,190,810

3.D. Concentration of                6,650,010         340,801         180,717       2,190,810
Investments

3.E. Real Estate and                 6,629,174         355,092         187,262       2,190,810
Companies that Deal
in Real Estate

3.F. Commodity Contracts             6,591,795         396,551         183,182       2,190,810
and Futures Contracts

3.G. Loans                           6,600,190         390,379         180,959       2,190,810

3.H. Joint Securities                6,609,374         374,455         187,699       2,190,810
Trading Accounts

3.I. Exercising Control              6,604,102         377,058         190,367       2,190,810

3.K. Oil, Gas and Other              6,644,326         346,112         181,090       2,190,810
Types of Minerals
or Mineral Leases

3.L. Purchases of                    6,575,213         388,811         207,504       2,190,810
Securities on Margin

3.M. Short Sales                     6,589,554         365,168         216,805       2,190,810

3.N. Pledging,                       6,553,410         403,905         214,213       2,190,810
Hypothecating,
Mortgaging, or
Otherwise
Encumbering Assets

3.P  Warrants                        6,580,088         374,406         217,034       2,190,810


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 37


                                                         Voted                          Broker
                                     Voted For         Against       Abstained       Non-Votes
----------------------------------------------------------------------------------------------
3.T  Securities of Issuers           6,581,299         409,778         180,451       2,190,810
in Which Officers, or
Directors, or Partners
Have an Interest

3.V  Option Transactions             6,594,247         363,722         213,559       2,190,810

4.b  The reclassification of         6,373,712         405,786         392,030       2,190,810
the Fund's fundamental
investment objective
as non-fundamental with
changes to the Fund's
investment objectives.


38 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner(1)

OFFICERS(2)

Bruce K. Aronow, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Kumar Kirpalani, Vice President
Samantha Lau, Vice President
Wen-Tse Tseng, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Distributor
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Adviser's team of Small Cap Growth research sector heads. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Bruce Aronow, Mr. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng, members of the Adviser's Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund's Portfolio.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 39


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Company" refers to AllianceBernstein Cap Fund, Inc., and the term "Fund" refers to AllianceBernstein Small Cap Growth Portfolio.

The Company's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Company and the Adviser in respect of the Fund at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Company's Senior Officer (who is also the Company's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Company's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;


40 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

    10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

    11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

    12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

    13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

    14.    the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by



ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 41


the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Company who are affiliated persons of the Adviser and of the officers of the Company.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services pro-


42 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


vided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 43


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 14 to 4 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 95 to 21 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended May 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the


44 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Adviser showing performance of the Class A Shares of the Fund as compared to the Russell 2000 Growth Index for periods ended May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group comparison the Fund was in the fourth quintile in the 1-, 3- and 5-year periods (quintile information was not available in the 10-year period) and in the Performance Universe comparison the Fund was in the fourth quintile in the 10-year period and in the third quintile in all other periods reviewed. The comparative information showed that the Fund underperformed the Index in the YTD, 1- and 3-year periods and outperformed the Index in the 5- and 10-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV. The directors noted that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be slightly higher than that in the Fund's Advisory Agreement (including the impact of the two basis point expense reimbursement to the Adviser pursuant to the Agreement). The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information provided by the Adviser that indicated that the Adviser sub-advises a registered investment company that has investment strategies similar to the Portfolio at lower fee rates than that paid by the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Company's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 45


exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds with the Fund's investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio, adjusted to show the effect of the new lower contractual advisory fees implemented in January 2004. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 75 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was two basis points. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's total expense ratio was materially higher than the medians for the Expense Group and the Expense Universe, and that the Adviser had explained to them that this was influenced by the Fund's relatively large number of small shareholder accounts. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. They concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in


46 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 47


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------

Domestic
Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


48 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.     Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 49


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS
The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(2)

                                                     Advisory Fee Based on % of
Fund                                                  Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.-Small Cap          First $2.5 billion    0.75%
Growth Portfolio(3)                                  Next $2.5 billion    0.65%
                                                  Excess of $5 billion    0.60%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                            As % of Average
Fund                                             Amount     Daily Net Assets
------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.-Small Cap
Growth Portfolio                                $106,000                0.02

The table below shows the Fund's expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

                                                      Expense          Fiscal
Fund                                              Ratio(4),(5),(6)    Year End
------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.-Small Cap
Growth Portfolio                                  Advisor    1.30%     July 31
                                                  Class A    1.57%
                                                  Class B    2.38%
                                                  Class C    2.33%
                                                  Class R    1.43%
                                                  Class K    1.16%
                                                  Class I    0.94%

(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Portfolios with all AllianceBernstein Portfolios in each category having the same advisory fee schedule.

(3) The Fund's advisory fee is paid on a quarterly basis.

(4) This is the expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

(5) The expense ratios assume that the new Class R, K and I fee schedule had been in place since the beginning of the Fund's fiscal year.

(6) For Class K and Class I shares the expense ratios do not reflect the administrative services fee for third party record keeping services of 0.15% and 0.10% respectively.


50 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fee for an offshore mutual fund with to some extent a similar investment style as the
Fund:

Asset Class                                                              Fee(7)
-------------------------------------------------------------------------------
Equity Growth                                                             0.80%

(7) The fee charged to the fund includes a 0.10% fee for administrative services.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 51


The Adviser charges an "all-in" fee for the offshore Global Wealth Strategies. The "all-in" fee includes the investment advisory fee and distribution related fees. None of these offshore funds have breakpoints in the advisory fee schedule. The Adviser charges the following fee for the Class A shares of the offshore fund with a similar investment style as the Fund:

Fund                                                                       Fee
-------------------------------------------------------------------------------
Global Equity Blend                                                       1.70%

The Adviser provides sub-advisory investment services to other investment companies managed by other fund families. Set forth below is the name and fee schedule of the fund sub-advised by the Adviser that has a similar investment style as the Fund:

Fund                                 Sub-advised Fund            Fee Schedule
--------------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.-   Partners Small Cap     0.65% on first $25 million
Small Cap Growth Portfolio          Growth #1              0.60% on next $75 million
                                                           0.55% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                      Effective           Lipper       Group
Fund                               Management Fee(9)      Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.-
Small Cap Growth Portfolio              0.750              0.973       1/14

(8) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(9) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I.


52 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of funds. The results of that analysis are set forth below:

                                      Lipper      Lipper    Lipper      Lipper
                          Expense    Universe    Universe    Group       Group
                         Ratio(12)    Median       Rank     Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein Cap
Fund, Inc.-Small Cap
Growth Portfolio(13)       1.850      1.581       74/89      1.566       13/14

Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

(10) Lipper uses the following criteria in screening funds to be included in the Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Universe. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(12) Most recent fiscal year end Class A share expense ratio.

(13) Lipper estimated the Fund's pro-forma expense ratio to be 1.770 which would rank the Fund 70/89 for the Lipper Expense Universe and 13/14 for the Lipper Expense Group. The pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 53


In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(14) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                           Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.-Small Cap Growth Portfolio            $11,974

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                    12b-1 Fees
Fund                                                  Received   CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.-Small Cap
Growth Portfolio                                    $2,740,617        $137,880

(14) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


54 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                                  AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.-Small Cap Growth Portfolio         $1,541,930

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Funds. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 55


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund(15) relative to its Lipper group and universe for the periods ended May 31, 2005:

AllianceBernstein Cap Fund, Inc.-Small
Cap Growth Portfolio                                     Group        Universe
-------------------------------------------------------------------------------
1 year                                                   11/14           56/95
3 year                                                    9/12           41/79
5 year                                                    8/12           27/64
10 year                                                    4/4           14/21

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(16) versus its benchmarks(17).

                                           Periods Ending May 31, 2005
                                             Annualized Performance
--------------------------------------------------------------------------------
                                                                        Since
Funds                               1 Year   3 Year  5 Year   10 Year  Inception
--------------------------------------------------------------------------------
AllianceBernstein Cap Fund, Inc.-
Small Cap Growth Portfolio            3.34    5.17   -1.10     6.72     10.10
Russell 2000 Growth Index             4.38    6.99   -2.78     5.53      N/A

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005

(15) The performance rankings are for the Class A shares of the Fund.

(16) The Fund's performance returns are for the Class A shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


56 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


SCGF-0152-0106


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     -----------      ---------------------------------------------------------

     12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:      /s/ Marc O. Mayer
             --------------
             Marc O. Mayer
             President


Date:    March 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
             --------------
             Marc O. Mayer
             President


Date:    March 31, 2006

By:      /s/ Mark D. Gersten
             --------------
             Mark D. Gersten
             Treasurer and Chief Financial Officer


Date:    March 31, 2006